LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Fusion

Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement discusses changes to your summary prospectus. All other provisions in your prospectus remain unchanged. Please retain this supplement for future reference.

Purchase Payments – Investing in the Contract: Beginning September 16, 2024, the following rules will apply to maximum Purchase Payments:

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts) for the same Contractowner, joint owner, and/or Annuitant.

Please retain this Supplement for future reference.